UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):         June 8, 2017

LAS VEGAS SANDS CORP.
(Exact name of registrant as specified in its charter)
NEVADA
(State or other jurisdiction of incorporation)
001-32373	27-0099920
(Commission File Number)	(IRS Employer Identification No.)

3355 LAS VEGAS BOULEVARD SOUTH LAS VEGAS, NEVADA	89109
(Address of principal executive offices)	(Zip Code)

(702) 414-1000
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

The stockholders of Las Vegas Sands Corp. (the “Company”) voted on the four proposals listed below at the Company’s Annual Meeting of Stockholders held on June 8, 2017.  The proposals are described in detail in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on April 21, 2017.

Proposal 1 — Election of Directors

Votes regarding the election of Charles D. Forman, Steven L. Gerard, George Jamieson and Lewis Kramer to serve on the Board of Directors as Class I directors for three-year terms, which will expire at the Company's 2020 Annual Meeting of Stockholders, were as follows:

Nominees for Director	Votes For	Votes Withheld	Broker Non-Votes
Charles D. Forman	701,508,559	14,026,199	42,155,066
Steven L. Gerard	689,271,445	26,263,313	42,155,066
George Jamieson	710,603,970	4,930,788	42,155,066
Lewis Kramer	708,971,816	6,562,942	42,155,066

Proposal 2 — Ratification of the Selection of the Independent Registered Public Accounting Firm

Votes to ratify the appointment of Deloitte & Touche LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017, were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
756,707,930	780,782	201,112	0

Proposal 3 — An Advisory (Non-Binding) Vote on Executive Compensation

Votes to approve an advisory (non-binding) resolution on executive compensation were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
594,047,571	121,166,819	320,368	42,155,066

Proposal 4 — An Advisory (Non-Binding) Vote on the Frequency of Future Stockholder Advisory Votes on Executive Compensation

Votes on an advisory (non-binding) resolution on the frequency of future stockholder advisory votes on executive compensation were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
712,487,345	332,059	2,542,382	172,972	42,155,066

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 9, 2017

LAS VEGAS SANDS CORP.
By:	/s/ Lawrence A. Jacobs
Name: Lawrence A. Jacobs Title: Executive Vice President, Global General Counsel and Secretary

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